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                              SEI TAX EXEMPT TRUST

                         California Municipal Bond Fund
                         New Jersey Municipal Bond Fund

                   Supplement Dated November 13, 2001 to the
                      Prospectus Dated December 31, 2000,
                   as Supplemented through September 13, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

On October 31, 2001, McDonnell Investment Management, LLC ("McDonnell") acquired the fixed income separate account business of Van Kampen Management Inc. ("Van Kampen") (the "Acquisition"). The Acquisition resulted in the assignment (as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")), and therefore the termination, of the current sub-advisory agreement between Van Kampen and SEI Investments Management Corporation ("SIMC"). In anticipation of the Acquisition, at a Meeting of the Board of Trustees held on September 17, 2001, the Board of Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of SEI Tax Exempt Trust (the "Trust") approved of an investment sub-advisory agreement between McDonnell and SIMC with respect to the California Municipal Bond and New Jersey Municipal Bond Funds (each a "Fund" and, collectively, the "Funds") of the Trust (the "Investment Sub-Advisory Agreement").

In evaluating McDonnell, the Trustees received information from both SIMC and McDonnell. SIMC recommended the selection of McDonnell and reviewed the considerations that led to its recommendation. The Trustees also considered information about portfolio managers, investment philosophy, strategies and process, as well as other factors. In evaluating the Investment Sub-Advisory Agreement, the Trustees considered the fact that the Investment Sub-Advisory Agreement and the investment sub-advisory agreement between SIMC and Van Kampen, including their terms relating to the services to be provided thereunder by McDonnell and the fees and expenses, are the same in all material respects. The Board also considered the terms of the Acquisition, the skills and capabilities of McDonnell and the representations of representatives of McDonnell that there would be a high degree of continuity of services to the Funds.

Under the Investment Sub-Advisory Agreement between SIMC and relating to the Funds, McDonnell makes investment decisions for the assets of each Fund allocated to it by SIMC, and continuously reviews, supervises and administers each Fund's investment program with respect to these assets. McDonnell is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust, and in a manner consistent with each Fund's investment objectives, policies and limitations. The Investment Sub-Advisory Agreement is substantially similar to those in existence between SIMC and the Trust's other Sub-Advisers. Specifically, the duties to be performed, standard of care and termination provisions of the Investment Sub-Advisory Agreement are similar to the other Agreements. The Investment Sub-Advisory Agreement will remain in effect until October, 2003 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act).

In connection with the appointment of McDonnell as Sub-Adviser to the Funds, the "Sub-Advisers" Section on page 15 of the Prospectus is amended by deleting the description of Van Kampen and inserting the following paragraphs relating to
McDonnell:

MCDONNELL INVESTMENT MANAGEMENT, LLC: McDonnell Investment Management, LLC ("McDonnell"), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523, serves as Sub-Adviser to the California Municipal Bond and New Jersey Municipal Bond Funds.

Stephen J. Wlodarski, CFA, Managing Director and Director of the Municipal Client Group for McDonnell, serves as portfolio manager to the California Municipal Bond and New Jersey Municipal Bond Funds. Prior to joining McDonnell, Mr. Wlodarski served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1994-2001. Mr. Wlodarski has over 20 years of investment industry experience.
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McDonnell is 100% employee owned and is managed by an Executive Committee.
Dennis J. McDonnell owns more than 25% of the interests of McDonnell and serves as Manager of the LLC.

Listed below are the names and principal occupations of the directors (managers) and principal executive officer of McDonnell. The address of McDonnell and the principal business address of such individuals, as it relates to their respective positions at McDonnell, is 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523.

 NAME                            TITLE
 --
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 Dennis J. McDonnell             Executive Managing Director, Chairman and Manager
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 Edward A. Treichel              President and Chief Executive Officer
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                                 Executive Managing Director and Chief Marketing
 John M. McCareins               Officer
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                                 Executive Managing Director and Chief Investment
 Michael P. Kamradt              Officer
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 James J. Boyne                  Executive Managing Director and General Counsel
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

SIMC will pay McDonnell a fee based on a percentage of the average monthly market value of the assets of each Fund assigned to McDonnell.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE